Exhibit 4.2

HEICO Corporation
as Issuer,

THE SUBSIDIARIES NAMED HEREIN
as Guarantors

and

Truist Bank
as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 27, 2023

to the Indenture dated as of July 27, 2023

5.250% Notes due 2028

5.350% Notes due 2033

TABLE OF CONTENTS

ARTICLE 1
APPLICATION OF FIRST SUPPLEMENTAL INDENTURE

Section 1.01.	Application of First Supplemental Indenture	2

ARTICLE 2
DEFINITIONS

Section 2.01.	Certain Terms Defined in the Indenture	2
Section 2.02.	Definitions	2

ARTICLE 3
FORM AND TERMS OF THE NOTES AND GUARANTEES

Section 3.01.	Form and Dating	6
Section 3.02.	Terms of the Notes	6
Section 3.03.	Optional Redemption	7
Section 3.04.	Repurchase of Notes upon a Change of Control	8
Section 3.05.	Special Mandatory Redemption	9

ARTICLE 4
CERTAIN COVENANTS

Section 4.01.	Restrictions on Secured Debt	10
Section 4.02.	Restrictions on Sale and Leaseback Transactions	12
Section 4.03.	Additional Subsidiary Guarantors	12

ARTICLE 5
MISCELLANEOUS

Section 5.01.	Trust Indenture Act Controls	13
Section 5.02.	New York Law to Govern	13
Section 5.03.	Counterparts; Signatures	13
Section 5.04.	Severability	14
Section 5.05.	Ratification	14
Section 5.06.	Effectiveness	14
Section 5.07.	Trustee Makes No Representation	14

EXHIBIT A-1 – Form of 5.250% Note due 2028		A-1
EXHIBIT A-2 – Form of Guarantee		A-11
EXHIBIT B-1 – Form of 5.350% Note due 2033		B-1
EXHIBIT B-2 – Form of Guarantee of 5.350% Note due 2033		B-11
EXHIBIT C – Form of Supplemental Indenture for Guarantors		C-1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of July 27, 2023, between HEICO Corporation, a Florida corporation (the “Company”), the Guarantors (as defined below) party hereto, and Truist Bank, a North Carolina banking corporation, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of July 27, 2023 (the “Base Indenture,” and together with this First Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, Section 9.01 of the Base Indenture provides, among other things, that the Company, the Guarantors and the Trustee may enter into indentures supplemental to the Base Indenture, without the consent of any Holders of Securities, to establish the form of any Security, as permitted by the Base Indenture, and to provide for the issuance of the Notes (as defined below), as permitted by the Base Indenture, and to set forth the terms thereof;

WHEREAS, each Guarantor has duly authorized the execution and delivery of the Indenture to provide for Guarantees (as defined below) of the Notes provided for therein, as endorsed on each Note and authenticated and delivered pursuant to the Indenture;

WHEREAS, the Company desires to execute this First Supplemental Indenture, pursuant to Section 2.01 of the Base Indenture, to establish the form and, pursuant to Section 3.01 of the Base Indenture, to provide for the issuance, of $600,000,000 in aggregate principal amount of its 5.250% Notes due 2028 (the “2028 Notes”) and $600,000,000 in aggregate principal amount of its 5.350% Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”), with each series of the Notes guaranteed by the Guarantors pursuant to the Indenture;

WHEREAS, the Company and the Guarantors have each duly authorized the execution and delivery of this First Supplemental Indenture in order to provide for certain supplements to the Indenture which shall only be applicable to the Notes and the related Guarantees;

WHEREAS, the Company and the Guarantors have requested that the Trustee execute and deliver this First Supplemental Indenture;

WHEREAS, all acts and things necessary to make this First Supplemental Indenture a valid and binding agreement of each of the Company and the Guarantors according to its terms have been done and performed; WHEREAS, all things necessary have been done by the Company to make the Notes, when executed by the Company and authenticated and delivered in accordance with the provisions of the Base Indenture, the valid obligations of the Company;

WHEREAS, all acts and things necessary to make the related Guarantees, when executed by the Guarantors and authenticated and delivered in accordance with the provisions of the Base Indenture, the valid and binding obligations of the Guarantors have been done and performed;

NOW, THEREFORE, in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE 1

APPLICATION OF FIRST SUPPLEMENTAL INDENTURE

Section 1.01. Application of First Supplemental Indenture.

Notwithstanding any other provision of this First Supplemental Indenture, all provisions of this First Supplemental Indenture are expressly and solely for the benefit of the Holders of the Notes, and any such provisions shall not be deemed to apply to any other securities issued under the Base Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the Notes. Unless otherwise expressly specified, references in this First Supplemental Indenture to specific Article numbers or Section numbers refer to Articles and Sections contained in this First Supplemental Indenture as they amend or supplement the Base Indenture, and not the Base Indenture or any other document. All Initial Notes and Additional Notes, if any, shall be treated as a single class for all purposes of the Indenture, including waivers, amendments, redemptions and offers to purchase.

ARTICLE 2

DEFINITIONS

Section 2.01. Certain Terms Defined in the Indenture.

For purposes of this First Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Base Indenture, as amended hereby.

Section 2.02. Definitions.

For the benefit of the Holders of the Notes, the following terms shall have the meanings set forth in this Section 2.02:

“Additional 2028 Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Additional 2033 Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Attributable Debt” in the context of a Sale and Leaseback Transaction means, as of any particular time, what the Company determines in good faith to be the present value, discounted at the interest rate implicit in the lease involved in such Sale and Leaseback Transaction, of the lessee’s obligation under the lease for rental payments during the remaining term of the lease, as it may be extended. For the purposes of this definition, any amounts the lessee must pay, whether or not designated as rent or additional rent, on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges or any amounts lessee must pay under the lease contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges are not included in the determination of lessee’s obligations under the lease.

“Base Indenture” has the meaning specified in recitals of this First Supplemental Indenture.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s properties or assets and the properties or assets of its Subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing a majority of the voting power of our then outstanding Voting Stock; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction; or (4) the adoption by the Company’s stockholders of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction (or series of related transactions) will not be deemed to involve a Change of Control under clause (2) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Offer” has the meaning set forth in Section 3.04 of this First Supplemental Indenture.

“Change of Control Payment” has the meaning set forth in Section 3.04 of this First Supplemental Indenture.

“Change of Control Payment Date” has the meaning set forth in Section 3.04 of this First Supplemental Indenture.

“Change of Control Triggering Event” means, with respect to a series of the Notes, the rating of the Notes is lowered by at least two of the three Rating Agencies below Investment Grade on any date during the period (the “Trigger Period”) commencing on the earlier of (a) the occurrence of a Change of Control and (b) the first public announcement by the Company of any Change of Control (or pending Change of Control), and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change); provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if each applicable Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Consolidated Net Tangible Assets” means, as of any particular time, the total amount of assets minus: (a) all applicable reserves; (b) all current liabilities (excluding any liabilities which are by their terms extendible or renewable at the option of the obligor to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness); and (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in the audited consolidated balance sheet of the Company and subsidiaries contained in the Company’s then most recent annual report to stockholders.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Depositary” has the meaning specified in Section 3.01(c) of this First Supplemental Indenture.

“Fitch” means Fitch Ratings Inc., or any successor to the rating agency business thereof.

“Funded Debt” means all indebtedness for money borrowed which by its terms matures more than 12 months after the time of the computation of this amount or which is extendible or renewable at the option of the obligor on this indebtedness to a time more than 12 months after the time of the computation of this amount or which is classified, in accordance with U.S. generally accepted accounting principles, as long-term debt on the consolidated balance sheet for the most-recently ended fiscal quarter (or if incurred subsequent to the date of such balance sheet, would have been so classified) of the Person for which the determination is being made.

“Global Notes” has the meaning specified in Section 3.01(c) of this First Supplemental Indenture.

“Guarantee” means the guarantee by any Guarantor of the Company’s obligations under the Indenture and this First Supplemental Indenture with respect to a series of Notes, executed pursuant to the provisions of the Indenture and this First Supplemental Indenture.

“Guarantor” means any Subsidiary of the Company that executes a Guarantee pursuant to the provisions of the Indenture and this First Supplemental Indenture.

“Initial 2028 Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Initial 2033 Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Initial Notes” has the meaning specified in Section 3.02(b) of this First Supplemental Indenture.

“Interest Payment Date” means February 1 and August 1, commencing on February 1, 2024

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P and Fitch (or its equivalent under any successor rating category of S&P or Fitch, as applicable), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company under the circumstances permitting the Company to select a replacement Rating Agency and in the manner for selecting a replacement Rating Agency, in each case as set forth in the definition of “Rating Agency.”

“Issue Date” means the date on which the Initial Notes are issued.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“Par Call Date” means (i) with respect to the 2028 Notes, July 1, 2028 (the “2028 Par Call Date”) and (ii) with respect to the 2033 Notes, May 1, 2033 (the “2033 Par Call Date”).

“Principal Property” means any plant, warehouse, office building, facility or parcel of real property owned by the Company or any Restricted Subsidiary which is located within the United States and has a gross book value in excess of 2% of Consolidated Net Tangible Assets at the time of determination, except for any such plant, warehouse, office building, facility or parcel of real property or any portion of such plant, warehouse, office building, facility or parcel of real property which, in the opinion of the Company’s board of directors, is not of material importance to the total business conducted by us and our Restricted Subsidiaries taken as a whole.

“Rating Agency” means each of Fitch, Moody’s and S&P; provided, that if Fitch, Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act as a replacement for such Rating Agency; provided further, that the Company give notice of such appointment to the Trustee.

“Redemption Date” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“Redemption Notice Date” has the meaning specified in Section 3.05 of this First Supplemental Indenture.

“Redemption Price” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“Sale and Leaseback Transaction” has the meaning specified in Section 4.02 of this First Supplemental Indenture.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Special Mandatory Redemption Date” has the meaning specified in Section 3.05 of this First Supplemental Indenture.

“Special Mandatory Redemption Event” has the meaning specified in Section 3.05 of this First Supplemental Indenture.

“Special Mandatory Redemption Price” has the meaning specified in Section 3.05 of this First Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the applicable Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the applicable Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the applicable Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

“Wencor Acquisition” means the acquisition by the Company of Wencor Group from affiliates of Warburg Pincus LLC and the Company’s management, pursuant to that certain Agreement and Plan of Merger, dated as of May 15, 2023, by and among HEICO, Magnolia MergeCo Inc., Jazz Parent, Inc., and Jazz Topco GP LLC (the “Merger Agreement”).

ARTICLE 3

FORM AND TERMS OF THE NOTES AND GUARANTEES

Section 3.01. Form and Dating.

(a)  The Notes, together with the related Guarantee, and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A-1 and Exhibit A-2, in the case of the 2028 Notes and the related guarantee and Exhibit B-1 and Exhibit B-2, in the case of the 2033 Notes, attached hereto, which are hereby incorporated into this First Supplemental Indenture. The Notes shall be executed on behalf of the Company by a Senior Officer of the Company. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b)  The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture, and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(c)  Global Notes. The Notes shall be issued initially in the form of fully registered Global Securities (the “Global Notes”), which shall be deposited on behalf of the purchasers of the Notes represented thereby with The Depository Trust Company, New York, New York (the “Depositary”) and registered in the name of Cede & Co., the Depositary’s nominee, duly executed by the Company and authenticated by the Trustee.

(d)  Book-Entry Provisions. This Section 3.01(d) shall apply only to the Global Notes deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 3.01(d), authenticate and deliver the Global Notes that shall be registered in the name of the Depositary or the nominee of the Depositary and shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions.

(e)  Paying Agent. The Company initially appoints the Trustee as the Security Registrar and Paying Agent for the payment of the principal of (and premium, if any) and interest on the Notes and the office of the Trustee at Truist Bank, in the contiguous United States, which shall initially be the Corporate Trust Office, is hereby designated as the Place of Payment where the Notes may be presented for payment.

Section 3.02. Terms of the Notes.

The following terms relating to each series of the Notes are hereby established:

(a)  Title. The 2028 Notes shall constitute a series of Securities having the title “5.250 Notes due 2028” and the 2033 Notes shall constitute a series of Securities having the title “5.350% Notes due 2033.”

(b)  Principal Amount. Except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 9.06 or 11.07 of the Base Indenture, the aggregate principal amount of the 2028 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2028 Notes”) shall be $600,000,000 and the aggregate principal amount of the 2033 Notes that may be initially authenticated and delivered under the Indenture (the “Initial 2033 Notes” and, together with the Initial 2028 Notes, the “Initial Notes”) shall be $600,000,000. The Company may from time to time, without the consent of the Holders of Notes, issue additional Notes with respect to each series of the Notes (in any such case, with respect to the 2028 Notes, the “Additional 2028 Notes,” and with respect to the 2028 Notes, the “Additional 2033 Notes” and, the Additional 2028 Notes and the Additional 2033 Notes collectively, the “Additional Notes”) having the same ranking and the same interest rate, Maturity and other terms as the applicable Initial Notes except for the Issue Date and the first payment of interest thereon. Any Additional Notes and the Initial Notes of the same series shall constitute a single series under the Indenture and all references to the Notes of such series shall include the applicable Initial Notes and any applicable Additional Notes unless the context otherwise requires.

(c)  Maturity Date. The entire outstanding principal amount of the 2028 Notes shall be payable on August 1, 2028 and the entire outstanding principal amount of the 2033 Notes shall be payable on August 1, 2033.

(d)  Interest Rate. The rate at which the 2028 Notes shall bear interest shall be 5.250% per annum and the rate at which the 2033 Notes shall bear interest shall be 5.350% per annum. The date from which interest shall accrue on the Notes shall be July 27, 2023, or the most recent Interest Payment Date to which interest has been paid or provided for. The Interest Payment Dates for the Notes shall be February 1 and August 1 of each year, beginning February 1, 2024; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes are registered (which shall initially be the Depositary) at the close of business on the regular record date for such interest, which shall be January 15 or July 15, as the case may be, preceding such Interest Payment Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. For so long as the Notes are represented in global form by one or more Global Securities, all payments of principal (and premium, if any) and interest shall be made by wire transfer of immediately available funds to the Depositary or its nominee, as the case may be, as the registered owner of the Global Security representing such Notes. In the event that definitive Notes shall have been issued, all payments of principal (and premium, if any) and interest shall be made by wire transfer of immediately available funds to the accounts of the registered Holders thereof; provided, that the Company may elect to make such payments at the office of the Paying Agent in the contiguous United States; and provided further, that the Company may at its option pay interest by check to the registered address of each Holder of a definitive Note. If an Interest Payment Date falls on a date that is not a Business Day, then interest will be paid on the next day that is a Business Day, and no interest on such payment will accrue for the period from and after such Interest Payment Date.

(e)  Currency. The currency of denomination of the Notes is United States Dollars. Payment of principal of and interest and premium, if any, on the Notes shall be made in United States Dollars.

(f)  Redemption; Sinking Fund. Except as provided in this Article 3, the Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof.

(g)  Ranking. The Notes will be senior unsecured obligations of the Company. The payment of the principal of, premium, if any, and interest on the Notes will (i) rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness; (ii) rank senior in right of payment to all of the Company’s existing and future subordinated indebtedness; (iii) be structurally subordinated to all liabilities (including trade payables) of the Company’s existing and future subsidiaries that do not guarantee the notes; and (iv) be effectively subordinated to the Company’s and Guarantor’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness.

Section 3.03. Optional Redemption.

Prior to the applicable Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (the “Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a) the (i) sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in the case of the 2028 Notes, and 25 basis points, in the case of the 2033 Notes less (ii) interest accrued to the applicable date of redemption (the “Redemption Date”), and

(b) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the applicable Redemption Date.

On or after the applicable Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the applicable Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Company will send by electronic delivery or mail otherwise in accordance with the procedures of the Depositary notice of any redemption at least 10 days but not more than 60 days before the applicable Redemption Date to each Holder of the Notes to be redeemed. Once the notice of redemption is sent, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to the applicable Redemption Date, subject to any conditions precedent specified in such notice. If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived on or prior to the Business Day immediately preceding the relevant Redemption Date. The Company shall notify Holders of any such rescission as soon as practicable after we determine that such conditions precedent will not be able to be satisfied or the Company is not able or willing to waive such conditions precedent. In addition, the Company may provide in such notice that payment of the applicable Redemption Price and performance of the Company’s obligations with respect to such redemption may be performed by another Person.

In the case of a partial redemption of the Notes, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the note will state the portion of the principal amount of the note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the note will be issued in the name of the Holder of the note upon surrender for cancellation of the original note. For so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. The Notes will not be entitled to the benefit of any mandatory redemption or sinking fund.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Section 3.04. Repurchase of Notes upon a Change of Control.

(a)  If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company has exercised its right to redeem the Notes as provided in Section 3.03 hereof, each Holder of Notes will have the right to require the Company to make an offer (a “Change of Control Offer”) to each Holder of a Note to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth in this Section 3.04 and in the Notes. In a Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (a “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall send a notice to Holders of the Notes, describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is sent (a “Change of Control Payment Date”), pursuant to the procedures required by the Notes and described in such notice. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control occurring on or prior to the Change of Control Payment Date.

(b)	On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c)  The Company shall not be required to make a Change of Control Offer with respect to the Notes upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party purchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment on the Change of Control Payment Date.

(d)  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict and compliance.

(e)  If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, as described in this Section 3.04, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described herein, to redeem all Notes that remain outstanding following such purchase at a Redemption Price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on a record date to receive interest on the relevant Interest Payment Date).

Section 3.05. Special Mandatory Redemption.

(a)  If the closing of the Wencor Acquisition has not occurred on or prior to the earlier of (i) February 14, 2024 (subject to extension to such later date to which the “Termination Date” (as defined in the Merger Agreement) may be extended in accordance with the terms of the Merger Agreement) and (ii) the date the Merger Agreement, including any amendment thereof, is terminated, according to its terms (each, a “Special Mandatory Redemption Event”), the Company shall redeem the 2033 Notes in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest on the principal amount of such Notes to but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than ten (10) calendar days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed, with a copy to the Trustee, to each Holder at its registered address (such date of notification to the Holders, the “Redemption Notice Date”). The notice shall inform Holders that the Notes will be redeemed on the tenth calendar day (or if such day is not a Business Day, the first Business Day thereafter) following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of the Notes. On the Business Day immediately preceding the Special Mandatory Redemption Date, the Company shall deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

(b)  Upon the completion of the Wencor Acquisition, the foregoing provisions regarding special mandatory redemption will cease to apply.

ARTICLE 4

CERTAIN COVENANTS

The following covenants shall be applicable to the Company for so long as any of the Notes are Outstanding. Nothing in this Article will, however, affect the Company’s rights or obligations under any other provision of the Base Indenture or this First Supplemental Indenture.

Section 4.01. Restrictions on Secured Debt.

(a)  The Company will not, nor will it permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any indebtedness for borrowed money (hereinafter called “indebtedness”) secured by a mortgage, security interest, pledge or lien (hereinafter called “mortgage”) on or upon any Principal Property or on any capital stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, capital stock or indebtedness is now owned or hereafter acquired) that owns any Principal Property, whether owned as of the date hereof or acquired after the date hereof, without in any such case ensuring that the Notes (together with, if the Company shall so determine, any other indebtedness created, incurred, issued, assumed or guaranteed by the Company or any Restricted Subsidiary and then existing or thereafter created) shall be secured by such mortgage equally and ratably with (or, at the option of the Company, prior to) such indebtedness, so long as such indebtedness shall be so secured.

(b)  The provisions of Section 4.01(a) shall not, however, apply to any indebtedness secured by any one or more of the following:

(i)	mortgages existing on the Issue Date;

(ii)	mortgages of or upon any property acquired, constructed or improved by, or of or upon any capital stock or indebtedness acquired by, the Company or any Restricted Subsidiary after the date hereof to (i) secure the payment of all or any part of the purchase price of such property, capital stock or indebtedness upon the acquisition thereof or (ii) secure indebtedness incurred, assumed or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of such property, capital stock or indebtedness or of the cost of any construction or improvements on such properties, in each case, to the extent that the indebtedness is incurred, assumed or guaranteed prior to or within 365 days after the later of the applicable acquisition, construction or improvement of such property, as the case may be, provided, that in the case of any such acquisition, construction or improvement the mortgage shall not apply to any property, capital stock or indebtedness theretofore owned by the Company or any Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved or substantially unimproved real property on which the property so constructed or the improvement is located;

(iii)	except to the extent created in anticipation of the acquisition of any Person, mortgages of or upon any property, capital stock or indebtedness existing at the time of acquisition thereof by the Company or any Restricted Subsidiary;

(iv)	except to the extent created in anticipation of the merger or consolidation with any Person, mortgages of or upon any property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Restricted Subsidiary or existing at the time of a sale or transfer of all or substantially all of the properties of a Person to the Company or any Restricted Subsidiary;

(v)	mortgages of or upon any property of, or capital stock or indebtedness of, a Person existing at the time such Person becomes a Restricted Subsidiary;

(vi)	mortgages to secure indebtedness of any Restricted Subsidiary to the Company or to another Restricted Subsidiary or Subsidiary;

(vii)	mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, capital stock or indebtedness subject to such mortgages, or the cost of constructing or improving the property subject to such mortgages;

(viii)	mortgages for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Company’s books in conformity with generally accepted accounting principles;

(ix)	mortgages imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like mortgages arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(x)	mortgages to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(xi)	mortgages in favor of only the Company or one or more of the Restricted Subsidiaries;

(xii)	mortgages in favor of the Trustee securing indebtedness owed under the Indenture to the Trustee and granted in accordance with the Indenture;

(xiii)	mortgages to secure (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; (3) other agreements or arrangements designed to protect against fluctuations in currency exchange rates or commodity prices; and (4) other agreements or arrangements designed to protect against fluctuations in equity prices.

(xiv)	judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

(xv)	easements or similar encumbrances, the existence of which does not impair the use of the property subject thereto for the purposes for which it is held or was acquired;

(xvi)	leases and landlords’ mortgages on fixtures and movable property located on premises leased in the ordinary course of business, so long as the rent secured thereby is not in default;

(xvii)	any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage referred to in the foregoing clauses (1) through (16), inclusive, provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property (plus improvements and construction on such property), capital stock or indebtedness which was subject to the mortgage so extended, renewed or replaced; and

(xviii)	other liens permitted under the Credit Agreement.

(c)  Notwithstanding the provisions of Section 4.01(a), the Company or any Restricted Subsidiary may, without equally and ratably securing the Notes, issue, assume or guarantee indebtedness secured by a mortgage not excepted by clauses (i) through (xvii) of Section 4.01(b), if the total amount of the following does not at the time exceed the greater of (i) 15% of Consolidated Net Tangible Assets and (ii) $300.0 million:

(i)	such indebtedness; plus

(ii)	all other indebtedness that the Company and its Restricted Subsidiaries have incurred or have guaranteed existing at such time and secured by mortgages not so excepted; plus

(iii)	the Attributable Debt existing in respect of Sale and Leaseback Transactions existing at such time; provided, however, that Attributable Debt with respect to the following types of Sale and Leaseback Transactions will not be included for the purposes of calculating Attributable Debt in the preceding sentence:

(A)	Sale and Leaseback Transactions in respect of which an amount (equaling at least the greater of the net proceeds of the sale of property or the fair market value of the property) is used within 365 days after the effective date of the arrangement to make non-mandatory prepayments on unsubordinated long-term indebtedness, retire unsubordinated long-term indebtedness or acquire, construct or improve a manufacturing plant or facility which is, or upon completion will be, a Principal Property; and

(B)	Sale and Leaseback Transactions in which the property involved would have been permitted to be mortgaged under clause (ii) or (vii) of Section 4.01(b).

Section 4.02. Restrictions on Sale and Leaseback Transactions.

The Company will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property whether now owned or hereafter acquired (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and any Restricted Subsidiary, between any Restricted Subsidiary and the Company or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to any Person with the intention of taking back a lease of such property (herein referred to as a “Sale and Leaseback Transaction”), unless: (i) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to clause (2) or (7) of Section 4.01(b), without equally and ratably securing the Notes, to create, incur, issue, assume or guarantee indebtedness secured by a mortgage on such property, or (ii) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to Section 4.01(c), without equally and ratably securing the Notes, to create, incur, issue, assume or guarantee indebtedness secured by a mortgage on such property in an amount at least equal to the Attributable Debt in respect of such Sale and Leaseback Transaction or (iii) the Company shall apply, within 365 days of the effective date of any such arrangement, an amount not less than the greater of (x) the net proceeds of the sale of such property or (y) the fair market value (as determined by the Board of Directors) of such property to either the prepayment or retirement (other than any mandatory prepayment or retirement) of Funded Debt or to the acquisition, construction or improvement of a manufacturing plant or manufacturing facility which is, or upon such acquisition, construction or improvement will be, a Principal Property.

Section 4.03. Additional Subsidiary Guarantors

The form of the supplemental indenture that will be executed and delivered to the Trustee pursuant to Section 10.07 of the Base Indenture is attached hereto as Exhibit C.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Trust Indenture Act Controls.

If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this First Supplemental Indenture by the Trust Indenture Act, the required provision shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 5.02. New York Law to Govern.

This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.03. Counterparts; Signatures

This First Supplemental Indenture or any certificate or other document delivered pursuant to this First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. This First Supplemental Indenture shall be valid, binding, and enforceable against a party, and, except as otherwise provided in this First Supplemental Indenture, any certificate or other document delivered pursuant to this First Supplemental Indenture shall be deemed to be duly signed and delivered, only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the New York Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the New York Uniform Commercial Code or other Signature Law due to the character or intended character of the writings. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any such communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by the electronic signature provider that the Company plans to use (or such other digital signature provider as specified in writing to Trustee by the authorized representative)), in English. The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto. The Company and the Guarantors agree to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 5.04. Severability.

If any provision of this First Supplemental Indenture or the Notes shall be held to be illegal or unenforceable under applicable law, then the remaining provisions hereof shall be construed as though such invalid, illegal or unenforceable provision were not contained therein.

Section 5.05. Ratification.

The Base Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed. The Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this First Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, and agrees to perform the same upon the terms and conditions of the Indenture.

Section 5.06. Effectiveness.

The provisions of this First Supplemental Indenture shall become effective as of the date hereof.

Section 5.07. Trustee Makes No Representation.

The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act under this First Supplemental Indenture.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

HEICO CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Executive Vice President - Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

16-1741 Property, Inc.
3 McCrea Property Company, LLC
34 FREEDOM COURT, CORP.
3D PLUS U.S.A., INC.
60 SEQUIN LLC
8929 FULLBRIGHT PROPERTY, LLC
ACCURATE METAL MACHINING, INC.
ACTION RESEARCH CORPORATION
AERODESIGN, INC.
AEROELT, LLC
AEROSPACE & COMMERCIAL TECHNOLOGIES, LLC
AIRCRAFT TECHNOLOGY, INC.
ANALOG MODULES, INC.
APEX HOLDING CORP.
APEX MICROTECHNOLOGY, INC.
ASTRO PROPERTY, LLC
ASTROSEAL PRODUCTS MFG. CORPORATION
BAY EQUIPMENT CORP.
BLUE AEROSPACE LLC
CARBON BY DESIGN LLC
CARBON BY DESIGN CORPORATION
CHARTER ENGINEERING, INC.
CONNECTRONICS CORP.
CONXALL CORPORATION
CSI AEROSPACE, INC.
DB CONTROL CORP.
DECAVO LLC
DIELECTRIC SCIENCES, INC.
DUKANE SEACOM, INC.
ENGINEERING DESIGN TEAM, INC.
FUTURE AVIATION, INC.
HARTER AEROSPACE, LLC
HEICO AEROSPACE CORPORATION
HEICO AEROSPACE PARTS CORP.

[Signature Page to Supplemental Indenture]

HEICO EAST CORPORATION
HEICO ELECTRONIC TECHNOLOGIES CORP.
HEICO Flight Support Corp.
HEICO PARTS GROUP, INC.
HEICO REPAIR GROUP AEROSTRUCTURES, LLC
HEICO REPAIR, LLC
HETC I, LLC
HETC II CORP.
HETC III, LLC
HETC IV, LLC
HETC V, LLC
HFSC III CORP.
HFSC IV CORP.
HFSC V, LLC
HFSC VI, LLC
HNW BUILDING CORP.
HNW 2 BUILDING CORP.
HVT GROUP, INC.
INERTIAL AIRLINE SERVICES, INC.
IRCAMERAS LLC
IRONWOOD ELECTRONICS, INC.
JET AVION CORPORATION
JETSEAL, INC.
LEADER TECH, INC.
LPI INDUSTRIES CORPORATION
LUCIX CORPORATION
LUMINA POWER, INC.
MCCLAIN INTERNATIONAL, INC.
MIDWEST MICROWAVE SOLUTIONS, INC.
NIACC-AVITECH TECHNOLOGIES INC.
NORTHWINGS ACCESSORIES CORPORATION
OPTICAL DISPLAY ENGINEERING, INC.
OPTICAL DISPLAY ENGINEERING, LLC
PRIME AIR, LLC
QUELL CORPORATION
RADIANT POWER CORP.
RADIANT POWER IDC, LLC
RADIANT-SEACOM REPAIRS CORP.
RAMONA RESEARCH, INC.
REINHOLD HOLDINGS, INC.
REINHOLD INDUSTRIES, INC.
RESEARCH ELECTRONICS INTERNATIONAL, L.L.C.
ROBERTSON FUEL SYSTEMS, LLC
SANTA BARBARA INFRARED, INC.
SEAL DYNAMICS LLC
SEAL Q CORP.
SENSOR SYSTEMS, INC.

[Signature Page to Supplemental Indenture]

SENSOR TECHNOLOGY ENGINEERING, LLC
SIERRA MICROWAVE TECHNOLOGY, LLC
SOLID SEALING TECHNOLOGY, INC.
SPECIALITY SILICONE PRODUCTS, INC.
SUNSHINE AVIONICS LLC
SWITCHCRAFT HOLDCO, INC.
SWITCHCRAFT, INC.
THERMAL ENERGY PRODUCTS, INC.
THERMAL STRUCTURES, INC.
TRAD TESTS & RADIATIONS, INC.
TTT CUBED, INC.
TURBINE KINETICS, INC.
26 WARD HILL PROPERTY, LLC
BREIDON, LLC
FLIGHT MICROWAVE CORPORATION
HFSC VII, LLC
HFSC VIII, LLC
INTELLIGENT DEVICES, LLC
MASTIFF DESIGN, INC.
PACIWAVE, INC.
PIONEER INDUSTRIES LLC
PYRAMID SEMICONDUCTOR CORP
R.H. LABORATORIES, INC.
RIDGE ENGINEERING, LLC
RIDGE HOLDCO, LLC
ROCKY MOUNTAIN HYDROSTATICS, LLC
THE BECHDON COMPANY, LLC
TRANSFORMATIONAL SECURITY, LLC
TSID HOLDINGS, LLC
HFSC XI CORP.
CAMTRONICS, LLC

By:	/s/ Carlos L. Macau, Jr.
Name:	Carlos L. Macau, Jr.
Title:	Treasurer

HEICO AEROSPACE HOLDINGS CORP.

By:	/s/ Carlos L. Macau, Jr.
Name:	Carlos L. Macau, Jr.
Title:	Executive Vice President and Chief
Financial Officer

AEROANTENNA TECHNOLOGY, INC.

By:	/s/ Carlos L. Macau, Jr.
Name:	Carlos L. Macau, Jr.
Title:	Assistant Treasurer

[Signature Page to Supplemental Indenture]

TRUIST BANK,
as Trustee

By:	/s/ Patrick Giordano
	Name:	Patrick Giordano
	Title:	Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A-1

FORM OF 5.250% NOTE DUE 2028

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

HEICO Corporation

5.250% Senior Note due 2028

No. [___]	$ [___]

CUSIP No.: 422806 AA7

ISIN No.: US422806AA75

HEICO Corporation, duly organized and existing under the laws of the State of Florida (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on August 1, 2028 and to pay interest thereon from July 27, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1 in each year, commencing February 1, 2024 at the rate of 5.250% per annum, until the principal hereof is paid or duly provided for, provided, however, that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.250% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

HEICO CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the debt Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

TRUIST BANK,
as Trustee

By:
Authorized Signatory

Form of Reverse of Security

This Security is one of a duly authorized issue of Securities of the Company designated as 5.250% Senior Notes due 2028 (herein called the “Securities”), initially limited in aggregate principal amount on the Issue Date to $600,000,000 issued and to be issued under an Indenture, dated as of July 27, 2023, as supplemented (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and Truist Bank, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors named therein, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The terms of the Securities include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

Prior to July 1, 2028 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(A) the (a) sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date, and

(B) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Indenture contains provisions for legal defeasance at any time of the entire indebtedness of this Security or for covenant defeasance of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25.0% in aggregate principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date).

The Securities of this series are subject to redemption upon the occurrence of a Change of Control Triggering Event. Unless the Company has exercised its right to redeem this Security in full as described above, the Indenture provides that each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of such Holder’s Securities of this series pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of Securities of this series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by electronic delivery or first class mail or otherwise in accordance with the procedures of the Depositary, a notice to each Holder of the Securities of this series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is delivered or mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if delivered or mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form below entitled “Option of Holder to Elect Purchase” completed, to the paying agent at the address specified in the notice, or transfer their Securities to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

1.	accept for payment all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer; provided that the unpurchased portion of any Security of this series must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof;

2.	deposit with the paying agent an amount equal to the aggregate payment in respect of all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer; and

3.	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted for purchase, together with an officer’s certificate stating the aggregate principal amount of Securities of this series (or portions of Securities of this series) being purchased.

The paying agent will promptly mail to each Holder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder new Securities equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third-party purchases all properly tendered Securities of this series not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities of this series by virtue of such conflict.

For purposes of the Change of Control Offer provisions of the Securities, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s properties or assets and the properties or assets of its Subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing a majority of the voting power of our then outstanding Voting Stock; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction; or (4) the adoption by the Company’s stockholders of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction (or series of related transactions) will not be deemed to involve a Change of Control under clause (2) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of such holding company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii) the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of such holding company immediately after giving effect to such transaction.

“Change of Control Triggering Event” means the rating of the Securities is lowered by at least two of the three Rating Agencies below Investment Grade on any date during the period (the “Trigger Period”) commencing on the earlier of (a) the occurrence of a Change of Control and (b) the first public announcement by the Company of any Change of Control (or pending Change of Control), and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change); provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if each applicable Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

“Fitch” means Fitch Ratings Inc., or any successor to the rating agency business thereof.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P and Fitch (or its equivalent under any successor rating category of S&P or Fitch, as applicable), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company under the circumstances permitting the Company to select a replacement Rating Agency and in the manner for selecting a replacement Rating Agency, in each case as set forth in the definition of “Rating Agency.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Fitch, Moody’s and S&P; provided, that if Fitch, Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act as a replacement for such Rating Agency; provided further, that the Company give notice of such appointment to the Trustee.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company, which is designated as the Corporate Trust Office of the Trustee in North Carolina, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

This Security is issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guarantee upon compliance with certain conditions.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

Option of Holder to Elect Purchase

If you want to elect to have this Security purchased by the Company pursuant to Section 3.04 of the First Supplemental Indenture, check the box below:

☐

If you want to elect to have only part of the Security purchased by the Company pursuant to Section 3.04 of the First Supplemental Indenture, state the amount you elect to have purchased:

$ ____________________

Date: _________________

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee**

**

** Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

[TO BE ATTACHED TO GLOBAL SECURITY]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[ ]. The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT A-2

[FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

GUARANTEE

Each of the undersigned guarantors (each a “Guarantor” and together, the “Guarantors”), which term includes any successor under the Base Indenture and First Supplemental Indenture (the “Indenture”) referred to in the Security upon which this notation is endorsed, hereby unconditionally and irrevocably guarantees on a senior basis, jointly and severally with each other Guarantor of the Securities, to each Holder and to the Trustee and its successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities, subject to certain limitations set forth in the Indenture (all the foregoing being hereinafter collectively called the “Guarantee Obligations”). The Guarantor further agrees that the Guarantee Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor shall remain bound under Article XIV of the Base Indenture notwithstanding any extension or renewal of any Guarantee Obligation. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

Subject to the terms of the Indenture, this Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the signature of one of its authorized signatories.

Notwithstanding any other provision of the Indenture or this Guarantee, under the Indenture and this Guarantee the maximum aggregate amount of the obligations guaranteed by the Guarantor shall not exceed the maximum amount that can be guaranteed without rendering the Indenture or this Guarantee, as it relates to such Guarantor, voidable under applicable federal or state law relating to fraudulent conveyance or fraudulent transfer. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

[Signature page follows]

EACH OF THE GUARANTORS LISTED ON SCHEDULE A-1

By:
Name:

By:
Name:

By:
Name:

SCHEDULE A-1

Guarantor	Place of Formation

EXHIBIT B-1

FORM OF 5.350% NOTE DUE 2033

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

HEICO Corporation 5.350% Senior Note due 2033

No. [___]	$[___]
CUSIP No.: 422806 AB5
ISIN No.: US422806AB58

HEICO Corporation, duly organized and existing under the laws of the State of Florida (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum listed on the Schedule of Increases or Decreases in Global Security attached hereto on August 1, 2033 and to pay interest thereon from July 27, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1 in each year, commencing February 1, 2024 at the rate of 5.350% per annum, until the principal hereof is paid or duly provided for, provided, however, that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.350% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

HEICO CORPORATION

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the debt Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

TRUIST BANK,
as Trustee

By:
Authorized Signatory

Form of Reverse of Security

This Security is one of a duly authorized issue of Securities of the Company designated as 5.350% Senior Notes due 2033 (herein called the “Securities”), initially limited in aggregate principal amount on the Issue Date to $600,000,000 issued and to be issued under an Indenture, dated as of July 27, 2023, as supplemented (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantors named therein and Truist Bank, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors named therein, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The terms of the Securities include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

Prior to May 1, 2033 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(A) the (a) sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the Redemption Date, and

(B) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

If the closing of the Wencor Acquisition (as defined in the Indenture) has not occurred on or prior to the earlier of (i) February 14, 2024 (subject to extension to such later date to which the “Termination Date” (as defined in the Merger Agreement (as defined in the Indenture) may be extended in accordance with the terms of the Merger Agreement) and (ii) the date the Merger Agreement, including any amendment thereof, is terminated, according to its terms (each, a “Special Mandatory Redemption Event”), we will redeem the Securities in whole at a Special Mandatory Redemption Price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest on the principal amount of such notes to but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). Upon the occurrence of a Special Mandatory Redemption Event, we will promptly (but in no event later than ten (10) business days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed, with a copy to the Trustee, to each holder of the Securities at its registered address (such date of notification to the holders, the “redemption notice date”). The notice will inform holders that the Securities will be redeemed on the tenth calendar day (or if such day is not a business day, the first business day thereafter) following the redemption notice date (such date, the “Special Mandatory Redemption Date”) and that all of the outstanding Securities to be redeemed will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the holders of the Securities. On the business day immediately preceding the Special Mandatory Redemption Date, we will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Securities to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

The Indenture contains provisions for legal defeasance at any time of the entire indebtedness of this Security or for covenant defeasance of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of, premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25.0% in aggregate principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date).

The Securities of this series are subject to redemption upon the occurrence of a Change of Control Triggering Event. Unless the Company has exercised its right to redeem this Security in full as described above, the Indenture provides that each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of such Holder’s Securities of this series pursuant to the offer described below (the “Change of Control Offer”) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of Holders of Securities of this series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred, or at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by electronic delivery or first class mail or otherwise in accordance with the procedures of the Depositary, a notice to each Holder of the Securities of this series, with a copy to the Trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is delivered or mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if delivered or mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form below entitled “Option of Holder to Elect Purchase” completed, to the paying agent at the address specified in the notice, or transfer their Securities to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form below entitled “Option of Holder to Elect Purchase” completed, to the paying agent at the address specified in the notice, or transfer their Securities to the paying agent by book-entry transfer pursuant to the applicable procedures of the paying agent, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful:

1.	accept for payment all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer; provided that the unpurchased portion of any Security of this series must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof;

2.	deposit with the paying agent an amount equal to the aggregate payment in respect of all Securities of this series (or portions of Securities of this series) properly tendered pursuant to the Change of Control Offer; and

3.	deliver or cause to be delivered to the Trustee the Securities of this series properly accepted for purchase, together with an officer’s certificate stating the aggregate principal amount of Securities of this series (or portions of Securities of this series) being purchased.

The paying agent will promptly mail to each Holder of properly tendered Securities the purchase price for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder new Securities equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third-party purchases all properly tendered Securities of this series not withdrawn under its offer.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Securities of this series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Securities of this series, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Offer provisions of the Securities of this series by virtue of such conflict.

For purposes of the Change of Control Offer provisions of the Securities, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s properties or assets and the properties or assets of its Subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing a majority of the voting power of our then outstanding Voting Stock; (3) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing a majority of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction; or (4) the adoption by the Company’s stockholders of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction (or series of related transactions) will not be deemed to involve a Change of Control under clause (2) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of such holding company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) above if (i) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii) the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of such holding company immediately after giving effect to such transaction.

“Change of Control Triggering Event” means the rating of the Securities is lowered by at least two of the three Rating Agencies below Investment Grade on any date during the period (the “Trigger Period”) commencing on the earlier of (a) the occurrence of a Change of Control and (b) the first public announcement by the Company of any Change of Control (or pending Change of Control), and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change); provided that a Change of Control Triggering Event will not be deemed to have occurred in respect of a particular Change of Control if each applicable Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee at the Company’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control.

“Fitch” means Fitch Ratings Inc., or any successor to the rating agency business thereof.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P and Fitch (or its equivalent under any successor rating category of S&P or Fitch, as applicable), and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company under the circumstances permitting the Company to select a replacement Rating Agency and in the manner for selecting a replacement Rating Agency, in each case as set forth in the definition of “Rating Agency.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Fitch, Moody’s and S&P; provided, that if Fitch, Moody’s or S&P ceases to provide rating services to issuers or investors, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act as a replacement for such Rating Agency; provided further, that the Company give notice of such appointment to the Trustee.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company, which is designated as the Corporate Trust Office of the Trustee in North Carolina, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

This Security is issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that each Guarantor shall be released from its Guarantee upon compliance with certain conditions.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

Option of Holder to Elect Purchase

If you want to elect to have this Security purchased by the Company pursuant to Section 3.04 of the First Supplemental Indenture, check the box below:

☐

If you want to elect to have only part of the Security purchased by the Company pursuant to Section 3.04 of the First Supplemental Indenture, state the amount you elect to have purchased:

$ ____________________

Date: _________________

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee**

**

** Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

[TO BE ATTACHED TO GLOBAL SECURITY]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[    ]. The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT B-2

[FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

GUARANTEE

Each of the undersigned guarantors (each a “Guarantor” and together, the “Guarantors”), which term includes any successor under the Base Indenture and First Supplemental Indenture (the “Indenture”) referred to in the Security upon which this notation is endorsed, hereby unconditionally and irrevocably guarantees on a senior basis, jointly and severally with each other Guarantor of the Securities, to each Holder and to the Trustee and its successors and assigns (a) the full and prompt payment (within applicable grace periods) of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and prompt performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities, subject to certain limitations set forth in the Indenture (all the foregoing being hereinafter collectively called the “Guarantee Obligations”). The Guarantor further agrees that the Guarantee Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor shall remain bound under Article XIV of the Base Indenture notwithstanding any extension or renewal of any Guarantee Obligation. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

Subject to the terms of the Indenture, this Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the signature of one of its authorized signatories.

Notwithstanding any other provision of the Indenture or this Guarantee, under the Indenture and this Guarantee the maximum aggregate amount of the obligations guaranteed by the Guarantor shall not exceed the maximum amount that can be guaranteed without rendering the Indenture or this Guarantee, as it relates to such Guarantor, voidable under applicable federal or state law relating to fraudulent conveyance or fraudulent transfer. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof.

[Signature page follows]

EACH OF THE GUARANTORS LISTED ON SCHEDULE B-1

By:
Name:

By:
Name:

By:
Name:

SCHEDULE B-1

Guarantor	Place of Formation

EXHIBIT C

FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY GUARANTORS

THIS [_________] SUPPLEMENTAL INDENTURE, dated as of [●] (the “Supplemental Indenture”), between [__________] (the “Guarantor”) and Truist Bank, a North Carolina banking corporation, as trustee (the “Trustee”).

RECITALS:

WHEREAS, HEICO Corporation, a Florida corporation (the “Company”), has executed and delivered to the Trustee an Indenture, dated as of July 27, 2023 (the “Indenture”), as supplemented by the First Supplemental Indenture thereto, dated as of July 27, 2023 (the “First Supplemental Indenture”), providing for the issuance by the Company of its 5.250% Notes due 2028 (the 2028 Notes) and 5.350% Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Securities”);

WHEREAS, the Indenture provides that, under certain circumstances, the Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantor shall unconditionally guarantee all of the Company’s obligations under the Securities and the Indenture on the terms and conditions set forth herein;

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Guarantor and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

NOW, THEREFORE, in consideration of the premises and the purchase and acceptance of the Securities by the Holders thereof, the Guarantor covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein as follows:

1. Generally.

(a) Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Indenture.

(b) The rules of construction set forth in the Indenture shall be applied hereto as if set forth in full herein. In the event of any conflict between the terms of the Indenture and the terms of this Supplemental Indenture, the terms of the Indenture shall control.

2. Agreement to Guarantee.

(a) In accordance with the terms of Article XIV of the Base Indenture, the Guarantor jointly and severally, with any other Guarantors, and fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Company hereunder or thereunder, that:

(i)	the principal of, premium, if any, and interest on the Securities shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if lawful (subject in all cases to any applicable grace period provided in the Indenture), and all other obligations of the Company to the Holders or the Trustee under the Securities or under the Indenture, including any obligations to repurchase Securities from the Holders, will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(ii)	in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor shall be jointly and severally obligated to pay the same immediately. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b) The Guarantor hereby agrees that, to the maximum extent permitted under applicable law, its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

(c) The Guarantor, pursuant to Section 14.01 of the Indenture, hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities and the Indenture.

(d) The Guarantor agrees that if any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or the Guarantors, any amount paid by any of them to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(e) The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

(f) The Guarantor agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

(g) If the Guarantor makes a payment under its Guarantee, the Guarantor shall have the right to seek contribution from any non-paying Guarantor, so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

(h) The Guarantor confirms, pursuant to Section 14.02 of the Indenture, that the maximum aggregate amount guaranteed hereunder shall not exceed the maximum amount that can be hereby guaranteed without rendering this Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

3. Execution and Delivery. The Guarantor agrees that the Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

4. Release.

(a) The Guarantor shall be automatically released and relieved of any obligations under its Guarantee, (i) in connection with any sale or other disposition (including by way of consolidation or merger) of all of the capital stock of the Guarantor, to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary; provided such sale or disposition is not prohibited by the Indenture; (ii) upon the sale or disposition of all or substantially all of the assets of the Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary; provided such sale or disposition is not prohibited by the Indenture; (iii) upon the liquidation or dissolution of the Guarantor; (iv) upon legal Defeasance or Covenant Defeasance as permitted under the Indenture or satisfaction and discharge in accordance with the terms of the Indenture; or (v) upon the Guarantor ceasing to guarantee or to be an obligor under the Credit Agreement.

(b) Upon delivery by the Company to the Trustee of an Officer’s Certificate to the effect that one of the foregoing requirements has been satisfied and the conditions to the release of the Guarantor under this Section 4 have been met, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under its Guarantee.

5. No Recourse Against Others. Pursuant to Section 1.15 of the Indenture, no director, officer, employee, incorporator, stockholder, member, manager or partner of the Guarantor shall have any liability for any obligations of the Guarantor under the Securities, the Indenture, the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation.

6. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Securities.

7. Headings, Etc. The headings of Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

8. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed copy shall be deemed an original, but all of them together represent one and the same agreement.

9. Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed all as of the date and year first written above.

[GUARANTOR]

By:
Name:
Title:

TRUIST BANK, as Trustee

By:
Name:
Title:

C-4